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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               SEPTEMBER 25, 1996

                              TNP ENTERPRISES, INC.




        STATE OF TEXAS                1-8847                 75-1907501
    (STATE OF ORGANIZATION)  (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                         IDENTIFICATION NO.)


        4100 INTERNATIONAL PLAZA, P.O. BOX 2943, FORT WORTH, TEXAS 76113
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (817) 731-0099






                           EXHIBIT INDEX IS ON PAGE 4



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ITEM 5.   OTHER EVENTS.

     COMMON STOCK OFFERING.   On September 25, 1996, TNP Enterprises, Inc., a
Texas corporation (the "Company"), executed and entered into an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, Smith Barney Inc., Edward D. Jones & Co., L.P. and Legg Mason Wood Walker, Inc.
The Underwriting Agreement relates to the registration and sale by the Company of up to 2,000,000 shares of its Common Stock, no par value, pursuant to a Registration Statement on Form S-3 (Registration No. 333-10957) initially filed by the Company with the Securities and Exchange Commission on August 28, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

1.1 Underwriting Agreement, dated September 25, 1996, by and among the Company, Smith Barney Inc., Edward D. Jones & Co., L.P. and Legg Mason Wood Walker, Inc.

4.1       Form of Common Stock Certificate of the Company.

















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TNP ENTERPRISES, INC.


September 27, 1996                       By:      /s/  M. S. CHEEMA
                                            ----------------------------------
                                            Manjit S. Cheema
                                            Vice President and Chief
                                              Financial Officer























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                                INDEX TO EXHIBITS

 EXHIBIT          DESCRIPTION                                      PAGE
 -------          -----------                                      ----
   1.1            Underwriting Agreement, dated September 25,        6
                  1996, by and among the Company, Smith Barney
                  Inc., Edward D. Jones & Co., L.P. and Legg
                  Mason Wood Walker, Inc.


   4.1            Form of Common Stock Certificate of the Company.  31















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